                                    PIONEER
                                    INTEREST
                                     SHARES



                                     Annual
                                     Report
                                    12/31/02





                           [PIONEER INVESTMENTS LOGO]

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

      Letter from the President                                     1
      Portfolio Summary                                             2
      Performance Update                                            3
      Portfolio Management Discussion                               4
      Schedule of Investments                                       7
      Financial Statements                                         15
      Notes to Financial Statements                                19
      Report of Independent Auditors                               23
      Results of Shareowner Meeting                                24
      Trustees, Officers and Service Providers                     25

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     LETTER FROM THE PRESIDENT 12/31/02

     DEAR SHAREOWNERS,
   -----------------------------------------------------------------------------

     This year marks the 75th anniversary of Pioneer's founding and the establishment of Pioneer Fund. When we first opened for business in 1928, Calvin Coolidge was president and there were 48 states, not 50. At 120 million people, the U.S. population was less than half its current size. The nation's economic output, now measured in trillions of dollars, stood then at $97 billion. Both the depression of the 1930s and World War II lay in the future, as did the post-war economic resurgence and the baby boom. Other wars followed, in Korea, Vietnam and the Persian Gulf, interspersed with recessions, recoveries and the inevitable market cycles.

     In fact, Pioneer has been serving investors for nearly one-third of our nation's history. As one of the companies that created the mutual fund industry, we were among the first to make a professionally managed, diversified stock portfolio available to individual investors, conveniently and at low cost. Today, we offer dozens of investment choices along with retirement programs for individuals and businesses. Our funds are designed to suit investors whose comfort levels vary widely, whether their goals are immediate income, long-term growth or some combination of the two.

     Like the country, Pioneer has grown tremendously since the 1920s. Two years ago we became a subsidiary of UniCredito Italiano S.p.A., one of Europe's largest and most successful banking groups. As a result, our ability to serve our shareowners now includes access to global asset management expertise with multinational operations and a significant presence in eight countries. Pioneer Global Asset Management S.p.A. and its subsidiaries manage approximately $108 billion (as of December 31, 2002) under the name Pioneer Investments(R), including $18.5 billion for U.S. investors.

     We credit this impressive growth to three key factors. First, our investment approach has always relied on solid, fundamental research into the companies we invest in. Second, we consistently adhere to our core principle of looking for the most attractively valued securities. Finally, we owe our success in large measure to the thousands of investment professionals who recommend Pioneer funds to their clients. These professionals know that mutual funds built around Pioneer's disciplined, research-based approach may be appropriate for many investors.

     Looking ahead, we believe that the U.S. economy will soon come out of its doldrums. But no matter what happens in the upcoming months, remember that your investment professional is trained to guide you in creating an appropriate portfolio, one that's designed to help move you closer to your financial goals.

     All of us at Pioneer thank you for your continued business.

     Respectfully,

     /s/ Daniel T. Geraci

     Daniel T. Geraci
     Pioneer Investment Management, Inc.

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     PORTFOLIO SUMMARY 12/31/02

     PORTFOLIO QUALITY
   -----------------------------------------------------------------------------
    (As a percentage of total investment portfolio)

U.S. Government & Agency                                                         30.10
A                                                                                 6.80
AA                                                                                1.90
BBB                                                                              35.30
BB                                                                               10.80
B & Lower                                                                        14.30
Commercial Paper                                                                  0.80

     PORTFOLIO MATURITY
   -----------------------------------------------------------------------------
    (Effective life as a percentage of total investment portfolio)

0-1 Year                                                                         10.90
1-3 Years                                                                        20.30
3-4 Years                                                                         7.00
4-6 Years                                                                        26.70
6-8 Years                                                                        19.10
8+ Years                                                                         16.00

     10 LARGEST HOLDINGS
   -----------------------------------------------------------------------------
    (As a percentage of debt holdings)

        1.  Federal National Mortgage Association, 7.0%, 6/1/31           3.52%
        2.  Federal National Mortgage Association, 6.5%, 12/1/31          3.04
        3.  Bowater, Inc., 9.375%, 12/15/21                               2.38
        4.  U.S. Treasury Notes, 6.25%, 8/15/23                           2.32
        5.  Colorado Interstate Gas Co., 10.0%, 6/15/05                   2.24
        6.  U.S. Treasury Notes, 3.5%, 1/15/11                            1.99
        7.  General Motors Acceptance Corp., 8.0%, 11/1/31                1.96
        8.  Time Warner, Inc., 9.15%, 2/1/23                              1.95
        9.  Coastal Corp., 9.625%, 5/15/12                                1.83
       10.  Government National Mortgage Association II, 7.0%, 1/20/29    1.79

     Fund holdings will vary for other periods.

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------------
     PERFORMANCE UPDATE 12/31/02

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

           NET ASSET VALUE
              PER SHARE                12/31/02       12/31/01
                                       $12.22       $12.33
MARKET PRICE
PER SHARE                              12/31/02     12/31/01
                                       $11.23       $11.40
       DISTRIBUTIONS PER SHARE
(1/1/02 - 12/31/02)                    INCOME       SHORT-TERM     LONG-TERM
                                       DIVIDENDS    CAPITAL GAINS  CAPITAL GAINS
                                       $0.810       $     -        $     -

    INVESTMENT RETURNS
--------------------------------------------------------------------------------

    The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Interest Shares, compared to that of the Lehman Brothers Aggregate Bond Index.

                                                                                                  LEHMAN BROTHERS AGGREGATE BOND
                                                                  PIONEER INTEREST SHARES*                    INDEX
                                                                  ------------------------        ------------------------------
12/31/92                                                                  10000.00                           10000.00
                                                                          10959.00                           10975.00
12/31/94                                                                  10598.00                           10655.00
                                                                          12437.00                           12623.00
12/31/96                                                                  13202.00                           13082.00
                                                                          14668.00                           14345.00
12/31/98                                                                  15708.00                           15591.00
                                                                          15399.00                           15462.00
12/31/00                                                                  16556.00                           17260.00
                                                                          17699.00                           18718.00
12/31/02                                                                  18735.00                           20637.00

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2002)

 PERIOD      NET ASSET     MARKET
               VALUE       PRICE
10 Years       1.92%        5.36%
5 Years        4.40         3.39
1 Year         2.40         1.99

* When net asset value (NAV) is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.


The Lehman Brothers Aggregate Bond Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index. Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

     PIONEER INTEREST SHARES
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/02

     Investor unease about the health of the U.S. economy held back the performance of corporate bonds for most of 2002. As interest rates declined, the prices of the highest quality bonds tended to rise. As a result, government bonds and other high-quality securities outperformed corporate bonds in total return by wide margins. In the following discussion, Kenneth J. Taubes discusses the factors that influenced Pioneer Interest Shares' performance during the 12-month period. Mr. Taubes, head of Pioneer's Fixed Income Group, oversees the team responsible for the daily management of the Fund.

     Q:  HOW DID THE FUND PERFORM DURING 2002?

     A: Pioneer Interest Shares produced positive total returns and healthy dividends, even though the corporate bonds that it emphasized tended to lag government-backed securities. In a very low-yielding environment, the Fund's 30-day SEC yield on December 31, 2002 was an impressive 6.04%. For the 12 months ended December 31, 2002, the Fund generated a total return of 2.40% at net asset value and 1.99% at market price. In contrast, the benchmark Lehman Brothers Government/Credit Bond Index, which has a higher concentration of government-backed securities, had a total return of 11.04%.

     Q:  WHAT FACTORS AFFECTED FUND PERFORMANCE DURING THE PERIOD?

     A: The Fund's relatively high exposure to corporate securities, both investment-grade and high-yield, contributed to the underperformance relative to the Lehman index, which has a greater concentration of higher-grade securities. However, our security selection within the corporate sector somewhat mitigated the negative effects of the corporate debt emphasis. Corporate securities tended to do well very early in 2002 on hopes of an improving economy, but then lagged government securities for most of the remainder of the year because of a confluence of factors, including concerns about the general economy, disappointing corporate earnings reports, controversies surrounding allegations of executive misconduct and misleading accounting practices. On top of these factors, international tensions and the threat of war with Iraq encouraged investors to seek out the highest-quality securities with the
  4

     PIONEER INTEREST SHARES

         least credit risk. That discouraging backdrop for corporate bonds changed somewhat in the final two months of 2002 amid evidence of a strengthening economy and improvements in corporate profitability. Investors started to notice the attractive relative values in corporate bonds because the differences between their yields and the yields of Treasury securities had steepened significantly.

     Q:  WHAT WERE YOUR STRATEGIES DURING THE YEAR?

     A: We continued to look for good investment opportunities among bonds offering high income and attractive relative value. We thought the economy would improve over time and, as Treasury yields declined, we increased our corporate bond holdings, believing the corporate sector had become attractively priced. We maintained, and even added to, that emphasis for the remainder of the year, investing in bonds of cyclical companies and those of manufacturers that could benefit from the weakening value of the dollar overseas. We believed the economy -- and therefore credit quality -- was improving faster than the bond market recognized.

         At the end of the year, 68% of Fund assets were invested in corporate debt, including 25% of assets invested in high-yield, below-investment-grade bonds and another 35% invested in BBB-rated bonds, the lowest credit ranking of investment-grade securities. Government bonds accounted for the remaining 30% of Fund assets, with Treasuries accounting for approximately 7% and mortgage-backed securities constituting the remaining 23%.

         Overall, average credit quality was A.

         Because we thought Treasury yields were unlikely to decline much further, we reduced our exposure to the risk of increasing interest rates and declining bond prices by shortening duration during the second half of the year. At the end of the year, average duration was 4.87 years.

     PIONEER INTEREST SHARES
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/02 (CONTINUED)

     Q:  WHAT IS YOUR OUTLOOK FOR THE FIXED-INCOME MARKET?

     A: We believe the environment for corporate bonds has improved. Corporate bonds are increasingly attractive because of both their yield advantage over high-grade bonds and the general improvement in credit quality of the sector. Many corporations have become more disciplined in their financial practices after the controversies of the past year and corporate profits have started to grow again. We think the Fund is well positioned for an improving economic outlook.

     PIONEER INTEREST SHARES
     SCHEDULE OF INVESTMENTS 12/31/02

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                              VALUE
                           CORPORATE BONDS - 68.1%
                           ENERGY - 5.0%
                           OIL & GAS DRILLING - 2.2%
$  500,000   BB-/Ba3       Key Energy Services, 8.375%, 3/1/08                  $   522,500
   185,000   B+/B1         Parker Drilling Co., 10.125%, 11/15/09                   190,550
   500,000   BBB/Baa3      Seacor Smit, Inc., 5.875%, 10/1/12                       511,660
   700,000   A-/Baa2       Transocean Sedco Forex, 6.625%, 4/15/11                  770,767
                                                                                -----------
                                                                                $ 1,995,477
                                                                                -----------
                           OIL & GAS EXPLORATION & PRODUCTION - 1.4%
 1,100,000   BBB+/Baa3     Pure Resources Inc., 7.125%, 6/15/11                 $ 1,228,817
                                                                                -----------
                           OIL & GAS REFINING, MARKETING &
                           TRANSPORTATION - 1.4%
   500,000   B/B3          Tesoro Petroleum Corp., 9.625%, 11/1/08              $   340,000
   900,000   BBB/Baa2      Valero Energy Corp., 6.875%, 4/15/12                     937,267
                                                                                -----------
                                                                                $ 1,277,267
                                                                                -----------
                           TOTAL ENERGY                                         $ 4,501,561
                                                                                -----------
                           MATERIALS - 12.7%
                           COMMODITY CHEMICALS - 1.0%
   350,000   BB/Ba3        Lyondell Petrochemical Co., 9.875%, 5/1/07           $   336,000
   500,000   BBB-/Ba1      Methanex Corp., 8.75%, 8/15/12                           530,000
                                                                                -----------
                                                                                $   866,000
                                                                                -----------
                           DIVERSIFIED CHEMICALS - 0.6%
   700,000   B-/Caa1       Huntsman ICI Chemicals, 10.125%, 7/1/09              $   581,000
                                                                                -----------
                           DIVERSIFIED METALS & MINING - 2.1%
 1,150,000   BBB/Ba1       Kennametal, Inc., 7.2%, 6/15/12                      $ 1,220,235
   600,000   BBB-/Baa3     Phelps Dodge Corp., 9.5%, 6/1/31                         622,291
                                                                                -----------
                                                                                $ 1,842,526
                                                                                -----------
                           PAPER PACKAGING - 3.2%
   475,000   BBB-/Ba1      Abitibi-Consolidated, Inc., 6.95%, 12/15/06          $   493,404
   500,000   BBB/Baa2      Champion International Corp., 7.15%, 12/15/27            530,843
   850,000   B+/B2         FiberMark, Inc., 10.75%, 4/15/11                         858,500
   300,000   B+/B2         Graphic Packaging Corp., 8.625%, 2/15/12                 315,750
   600,000   B/B2          Stone Container Corp., 9.75%, 2/1/11                     642,000
                                                                                -----------
                                                                                $ 2,840,497
                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES
     SCHEDULE OF INVESTMENTS 12/31/02                           (CONTINUED)

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                              VALUE
                           PAPER PRODUCTS - 2.9%
$  455,000   BBB-/Ba1      Abitibi-Consolidated, Inc., 6.95%, 4/1/08            $   470,865
 2,000,000   BBB-/Ba1      Bowater, Inc., 9.375%, 12/15/21                        2,106,805
                                                                                -----------
                                                                                $ 2,577,670
                                                                                -----------
                           SPECIALTY CHEMICALS - 2.9%
   100,000   BBB-/Baa3     Ferro Corp., 7.125%, 4/1/28                          $    84,521
   950,000   BBB-/Baa3     Ferro Corp., 9.125%, 1/1/09                            1,002,760
   500,000   BB+/Ba2       Nova Chemicals Corp., 7.0%, 5/15/06                      485,000
 1,250,000   BB+/Baa3      Polyone Corp., 8.875%, 5/1/12                          1,062,500
                                                                                -----------
                                                                                $ 2,634,781
                                                                                -----------
                           TOTAL MATERIALS                                      $11,342,474
                                                                                -----------
                           CAPITAL GOODS - 3.5%
                           BUILDING PRODUCTS - 1.9%
   800,000   B/B2          NCI Building Systems, Inc., 9.25%, 5/1/09            $   815,000
   850,000   B+/B1         Nortek Inc., 9.125%, 9/1/07                              871,250
                                                                                -----------
                                                                                $ 1,686,250
                                                                                -----------
                           ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%
   750,000   BBB/Baa1      Oncor Electric Delivery, 6.375%, 1/15/15 (144A)      $   765,388
                                                                                -----------
                           INDUSTRIAL MACHINERY - 0.8%
   850,000   BB+/Ba2       JLG Industries Inc., 8.375%, 6/15/12                 $   705,500
                                                                                -----------
                           TOTAL CAPITAL GOODS                                  $ 3,157,138
                                                                                -----------
                           COMMERCIAL SERVICES & SUPPLIES - 0.8%
                           DIVERSIFIED COMMERCIAL SERVICES - 0.8%
   960,000   B/B3          Wesco Distribution Inc., 9.125%, 6/1/08              $   768,000
                                                                                -----------
                           TOTAL COMMERCIAL SERVICES & SUPPLIES                 $   768,000
                                                                                -----------
                           TRANSPORTATION - 0.9%
                           AIRLINES - 0.9%
 2,000,000   B/B2          AMR Corp., 9.88%, 6/15/20                            $   840,000
                                                                                -----------
                           TOTAL TRANSPORTATION                                 $   840,000
                                                                                -----------
                           CONSUMER DURABLES & APPAREL - 1.5%
                           HOME FURNISHINGS - 1.5%
 1,175,000   BBB/Baa2      Mohawk Industries, 7.2%, 4/15/12                     $ 1,320,289
                                                                                -----------
                           TOTAL CONSUMER DURABLES & APPAREL                    $ 1,320,289
                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                              VALUE
                           HOTELS, RESTAURANTS & LEISURE - 2.5%
                           HOTELS, RESORTS & CRUISE LINES - 2.5%
$1,000,000   BBB-/Ba1      Hilton Hotels, 7.62%, 5/15/08                        $ 1,023,143
   450,000   B/B2          John Q Hamons Hotels, 8.875%, 5/15/12                    452,250
   750,000   BBB-/Ba1      Starwood Hotels & Resorts, 7.875%, 5/1/12 (144A)         742,500
                                                                                -----------
                                                                                $ 2,217,893
                                                                                -----------
                           TOTAL HOTELS, RESTAURANTS & LEISURE                  $ 2,217,893
                                                                                -----------
                           MEDIA - 5.8%
                           BROADCASTING & CABLE TV - 1.3%
 1,000,000   BBB/Baa2      Cox Communications Inc., 7.75%, 11/1/10              $ 1,138,955
                                                                                -----------
                           MOVIES & ENTERTAINMENT - 2.2%
   250,000   B/B2          Premier Parks, Inc., 9.75%, 6/15/07                  $   242,500
 1,500,000   BBB+/Baa1     Time Warner, Inc., 9.15%, 2/1/23                       1,722,333
                                                                                -----------
                                                                                $ 1,964,833
                                                                                -----------
                           PUBLISHING - 2.3%
   280,000   A-/Baa1       Harcourt General, Inc., 7.2%, 8/1/27                 $   297,087
   785,000   A-/Baa1       Harcourt General, Inc., 7.3%, 8/1/97                     813,889
   910,000   BBB-/Baa3     News America Holdings, 8.5%, 2/23/25                     982,941
                                                                                -----------
                                                                                $ 2,093,917
                                                                                -----------
                           TOTAL MEDIA                                          $ 5,197,705
                                                                                -----------
                           RETAILING - 4.6%
                           COMPUTER & ELECTRONICS RETAIL - 0.9%
   800,000   BBB-/Baa3     NCR Corp., 7.125%, 6/15/09 (144A)                    $   832,502
                                                                                -----------
                           DEPARTMENT STORES - 1.1%
 1,180,000   BBB-/Ba3      J.C. Penney & Co., 8.25%, 8/15/22                    $ 1,003,000
                                                                                -----------
                           GENERAL MERCHANDISE STORES - 1.4%
 1,500,000   B+/B2         Shopko Stores, Inc., 9.25%, 3/15/22                  $ 1,248,750
                                                                                -----------
                           HOME IMPROVEMENT RETAIL - 1.2%
 1,000,000   B+/B2         Scotts Co., 8.625%, 1/15/09                          $ 1,055,000
                                                                                -----------
                           TOTAL RETAILING                                      $ 4,139,252
                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES
     SCHEDULE OF INVESTMENTS 12/31/02                           (CONTINUED)

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                              VALUE
                           FOOD & DRUG RETAILING - 3.5%
                           FOOD DISTRIBUTORS - 1.2%
$  375,000   B/B3          Fisher Scientific International, Inc., 9.0%, 2/1/08  $   390,937
   350,000   B/B3          Fisher Scientific International, Inc., 9.0%, 2/1/08      364,875
   325,000   BBB/Baa3      SuperValu, Inc., 7.5%, 5/15/12                           350,317
                                                                                -----------
                                                                                $ 1,106,129
                                                                                -----------
                           FOOD RETAIL - 2.3%
 1,000,000   B+/Ba1        Dole Foods Co., 7.25%, 5/1/09                        $   968,472
 1,000,000   BBB/Baa3      Tyson Foods, Inc., 7.0%, 1/15/28                       1,031,205
                                                                                -----------
                                                                                $ 1,999,677
                                                                                -----------
                           TOTAL FOOD & DRUG RETAILING                          $ 3,105,806
                                                                                -----------
                           HEALTH CARE EQUIPMENT & SUPPLIES - 3.8%
                           HEALTH CARE DISTRIBUTORS & SERVICES - 0.9%
 1,000,000   BB/Ba3        Healthsouth Corp., 7.625%, 6/1/12                    $   825,000
                                                                                -----------
                           HEALTH CARE EQUIPMENT - 1.9%
 1,000,000   BBB/Baa3      Beckman Instruments, Inc., 7.05%, 6/1/26             $ 1,130,027
   500,000   B/B2          Bio-Rad Laboratories, Inc., 11.625%, 2/15/07             553,750
                                                                                -----------
                                                                                $ 1,683,777
                                                                                -----------
                           HEALTH CARE FACILITIES - 1.0%
   890,000   BBB-/Ba1      HCA Inc., 6.3%, 10/1/12                              $   897,601
                                                                                -----------
                           TOTAL HEALTH CARE EQUIPMENT & SUPPLIES               $ 3,406,378
                                                                                -----------
                           BANKS - 2.4%
 1,100,000   A/Aa3         BankAmerica, 7.4%, 1/15/11                           $ 1,295,762
   750,000   BBB-/Baa3     Hudson United Bank, 7.0%, 5/15/12                        828,842
                                                                                -----------
                           TOTAL BANKS                                          $ 2,124,604
                                                                                -----------
                           DIVERSIFIED FINANCIALS - 6.7%
                           CONSUMER FINANCE - 5.5%
 1,000,000   BB+/Baa3      Capital One Financial Corp., 7.125%, 8/1/08          $   926,092
 1,000,000   BBB/Baa3      GATX Financial Corp., 8.875%, 6/1/09                     939,621
 1,725,000   BBB/A2        General Motors Acceptance Corp., 8.0%, 11/1/31         1,734,392
   250,000   A-/A2         Household Finance Co., 6.375%, 10/15/11                  261,377
 1,000,000   BBB/Baa2      MBNA America Bank NA, 7.125%, 11/15/12                 1,046,511
                                                                                -----------
                                                                                $ 4,907,993
                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                              VALUE
                           DIVERSIFIED FINANCIAL SERVICES - 1.2%
$1,000,000   A-/A2         Household Finance Corp., 6.4%, 6/17/08               $ 1,066,338
                                                                                -----------
                           TOTAL DIVERSIFIED FINANCIALS                         $ 5,974,331
                                                                                -----------
                           REAL ESTATE - 1.2%
                           REAL ESTATE INVESTMENT TRUSTS - 1.2%
 1,100,000   BB-/Ba3       Forest City Enterprises, 8.5%, 3/15/08               $ 1,100,000
                                                                                -----------
                           TOTAL REAL ESTATE                                    $ 1,100,000
                                                                                -----------
                           SOFTWARE & SERVICES - 1.2%
                           SYSTEMS SOFTWARE - 1.2%
 1,000,000   A/A2          Computer Sciences Corp., 6.25%, 3/15/09              $ 1,072,210
                                                                                -----------
                           TOTAL SOFTWARE & SERVICES                            $ 1,072,210
                                                                                -----------
                           TECHNOLOGY HARDWARE & DEVELOPMENT - 2.9%
                           COMPUTER HARDWARE - 0.5%
   425,000   BBB/Baa1      Sun Microsystems Inc., 7.65%, 8/15/09                $   457,463
                                                                                -----------
                           SEMICONDUCTORS - 1.0%
   850,000   B/B2          Fairchild Semiconductors, 10.375%, 10/1/07           $   892,500
                                                                                -----------
                           TELECOMMUNICATIONS EQUIPMENT - 1.4%
   500,000   BB-/Ba3       L-3 Communication Holdings Corp., 7.625%, 6/15/12    $   515,000
                                                                                -----------
   564,000   BB-/Ba3       L-3 Communication Holdings Corp., 8.5%, 5/15/08      $   585,150
   300,000   B-/Caa1       Lucent Technologies, Inc., 5.5%, 11/15/08                150,000
                                                                                -----------
                                                                                $ 1,250,150
                                                                                -----------
                           TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT              $ 2,600,113
                                                                                -----------
                           TELECOMMUNICATION SERVICES - 1.8%
                           WIRELESS TELECOMMUNICATION SERVICES - 1.8%
   750,000   BBB/Baa3      Comcast Cable Communication, 7.125%, 6/15/13         $   798,197
 1,000,000   B/B3          Crown Castle International Corp., 9.5%, 8/1/11           815,000
                                                                                -----------
                                                                                $ 1,613,197
                                                                                -----------
                           TOTAL TELECOMMUNICATION SERVICES                     $ 1,613,197
                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES
     SCHEDULE OF INVESTMENTS 12/31/02                           (CONTINUED)

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                              VALUE
                           UTILITIES - 7.3%
                           ELECTRIC UTILITIES - 3.3%
$  300,000   B+/B3         CMS Energy Corp., 7.5%, 1/15/09                      $   255,000
 1,000,000   BBB+/Baa1     Dominion Resources, Inc., 5.7%, 9/17/12                1,037,156
   950,000   BBB-/Baa3     Great Lakes Power, Inc., 8.3%, 3/1/05                  1,010,143
   600,000   BBB+/Baa1     Public Service Co. of Colorado, 7.875%, 10/1/12
                           (144A)                                                   669,776
                                                                                -----------
                                                                                $ 2,972,075
                                                                                -----------
                           GAS UTILITIES - 4.0%
 2,000,000   BB-/Ba2       Coastal Corp., 9.625%, 5/15/12                       $ 1,620,000
 2,000,000   BB/Ba1        Colorado Interstate Gas Co., 10.0%, 6/15/05            1,980,000
                                                                                -----------
                                                                                $ 3,600,000
                                                                                -----------
                           TOTAL UTILITIES                                      $ 6,572,075
                                                                                -----------
                           TOTAL CORPORATE BONDS
                           (Cost $61,882,094)                                   $61,053,026
                                                                                -----------
                           MUNICIPAL BONDS - 0.5%
                           GOVERNMENT - 0.5%
   400,000   A/Aa3         Tobacco Settlement Authority Iowa, 6.79%, 6/1/10     $   424,796
                                                                                -----------
                           TOTAL MUNICIPAL BONDS
                           (Cost $400,000)                                      $   424,796
                                                                                -----------
                           U.S. GOVERNMENT AGENCY AND TREASURY OBLIGATIONS - 30.1%
                           GOVERNMENT - 30.1%
   293,587                 Federal Home Loan Bank, 7.0%, 11/1/30                $   308,578
     8,869                 Federal National Mortgage Association, 8.0%, 7/1/30        9,561
 6,781,687                 Federal National Mortgage Association, 6.5%, 1/1/31
                           to 10/1/31                                             7,064,693
 3,906,738                 Federal National Mortgage Association, 7.0%, 6/1/31
                           to 12/1/31                                             4,109,278
 5,811,814                 Government National Mortgage Association, 7.0%,
                           8/15/28 to 10/15/31                                    6,164,406
   843,824                 Government National Mortgage Association, 6.5%,
                           5/15/29 to 10/15/31                                      886,333
   495,331                 Government National Mortgage Association I, 7.0%,
                           3/15/31                                                  525,100

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES

PRINCIPAL
  AMOUNT                                                                              VALUE
$1,505,333                 Government National Mortgage Association II, 7.0%,
                           1/20/29                                                1,585,985
 1,000,000                 U.S. Treasury Bonds, 8.125%, 8/15/19                 $ 1,392,891
 1,550,000                 U.S. Treasury Notes, 3.5%, 1/15/11                     1,758,499
 1,100,000                 U.S. Treasury Notes, 4.0%, 11/15/12                    1,115,555
 1,750,000                 U.S. Treasury Notes, 6.25%, 8/15/23                    2,055,977
                                                                                -----------
                                                                                $26,976,856
                                                                                -----------
                           TOTAL U.S. GOVERNMENT AGENCY AND TREASURY OBLIGATIONS
                           (Cost $25,600,589)                                   $26,976,856
                                                                                -----------
                           TOTAL INVESTMENT IN SECURITIES
                           (Cost $87,882,683)                                   $88,454,678
                                                                                -----------
                           TEMPORARY CASH INVESTMENT - 1.3%
 1,197,950                 SECURITY LENDING COLLATERAL - 1.3%
                           Security Lending Investment Trust, 1.33%             $ 1,197,950
                                                                                -----------
                           TOTAL TEMPORARY CASH INVESTMENT
                           (Cost $1,197,950)                                    $ 1,197,950
                                                                                -----------
                           TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH
                           INVESTMENTS - 100%
                           (Cost $89,080,633)(a)(b)                             $89,652,628
                                                                                -----------

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933.
       Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2002, the value of these securities amounted to $3,010,166 or 3.33% of total net assets.

(a) At December 31, 2002, the net unrealized gain on investments based on cost for federal income tax purposes of $89,367,252 was as follows:

   Aggregate gross unrealized gain for all investments in which there is an
   excess of value over tax cost                                                 $ 4,000,102

   Aggregate gross unrealized loss for all investments in which there is an
   excess of tax cost over value                                                  (3,714,726)
                                                                                  ----------

   Net unrealized gain                                                           $   285,376
                                                                                  ----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES
     SCHEDULE OF INVESTMENTS 12/31/02                           (CONTINUED)


(b) At December 31, 2002, the Fund had a capital loss carryforward of $8,719,635 which will expire between 2003 and 2010 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended
December 31, 2002 were as follows:

                                                     PURCHASES       SALES
                                                    $14,641,350   $24,268,143
Long-term U.S. Government
                                                    $23,918,652   $16,098,141
Other Long-term Securities

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES
     BALANCE SHEET 12/31/02

  ASSETS:
     Investment in securities, at value (including securities
       loaned of $1,171,525) (cost $89,080,633)                   $89,652,628
     Cash                                                             713,287
     Interest Receivable                                            1,287,884
                                                                  -----------
           Total assets                                           $91,653,799
                                                                  -----------
  LIABILITIES:
     Payable upon return of securities loaned                     $ 1,197,950
     Due to affiliates                                                 78,776
     Accrued expenses                                                  42,745
                                                                  -----------
           Total liabilities                                      $ 1,319,471
                                                                  -----------
  NET ASSETS:
     Paid-in capital                                              $98,768,587
     Accumulated net investment loss                                 (133,181)
     Accumulated net realized loss on investments                  (8,873,073)
     Net unrealized gain on investments                               571,995
                                                                  -----------
           Total net assets                                       $90,334,328
                                                                  ===========
  NET ASSET VALUE PER SHARE:
  (50,000,000 shares authorized)
     7,395,027 fund shares outstanding                            $     12.22
                                                                  ===========

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES
     STATEMENT OF OPERATIONS
     FOR THE YEAR ENDED 12/31/02

 INVESTMENT INCOME:
    Interest                                                    $7,222,755
    Income from securities loaned, net                               2,095
                                                                ----------
                                                                                 $ 7,224,850
                                                                                 -----------
 EXPENSES:
    Management fees                                             $  435,852
    Transfer agent fees                                            113,198
    Administrative fees                                             37,500
    Custodian fees                                                  12,210
    Professional fees                                               82,928
    Printing                                                        37,438
    Fees and expenses of nonaffiliated trustees                      6,485
    Miscellaneous                                                   30,869
                                                                ----------
          Total expenses                                                         $   756,480
                                                                                 -----------
                Net investment income                                            $ 6,468,370
                                                                                 -----------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments                                             $(1,172,825)
    Change in net unrealized gain (loss) on investments                             (164,311)
                                                                                 -----------
       Net loss on investments                                                    (1,337,136)
                                                                                 -----------
       Net increase in net assets resulting from operations                      $ 5,131,234
                                                                                 -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES
     STATEMENTS OF CHANGES IN NET ASSETS
     FOR THE YEARS ENDED 12/31/02 AND 12/31/01, RESPECTIVELY

                                                               YEAR ENDED    YEAR ENDED
                                                                12/31/02      12/31/01
 FROM OPERATIONS:
 Net investment income                                         $6,468,370    $ 6,256,786
 Net realized gain (loss) on investments                       (1,172,825)      (746,104)
 Change in net unrealized gain on investments                    (164,311)       735,659
                                                               -----------   -----------
    Net increase in net assets resulting from operations       $5,131,234    $ 6,246,341
                                                               -----------   -----------
 DISTRIBUTIONS TO SHAREOWNERS:
 Net investment income ($0.81 and $0.87 per share
    respectively)                                              $(5,989,943)  $(6,433,667)
                                                               -----------   -----------
    Total distributions to shareowners                         $(5,989,943)  $(6,433,667)
                                                               -----------   -----------
    Net decrease in net assets                                 $ (858,709)   $  (187,326)
                                                               -----------   -----------
 NET ASSETS:
 Beginning of year                                             91,193,037     91,380,363
                                                               -----------   -----------
 End of year (including accumulated net investment loss of
    $133,181 and $385,925, respectively)                       $90,334,328   $91,193,037
                                                               ===========   ===========

   The accompanying notes are an integral part of these financial statements.

PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                               12/31/02    12/31/01(A)    12/31/00     12/31/99     12/31/98
Net asset value, beginning of year                             $ 12.33       $ 12.36      $ 12.39      $ 13.62      $  13.74
                                                               -------       -------      -------      -------      --------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.82       $  0.85      $  0.93      $  0.96      $   1.04
 Net realized and unrealized gain (loss) on investments          (0.12)        (0.01)       (0.03)       (1.24)        (0.12)
                                                               -------       -------      -------      -------      --------
   Net increase (decrease) from investment operations          $  0.70       $  0.84      $  0.90      $ (0.28)     $   0.92
Distributions to shareowners:
 Net investment income                                           (0.81)        (0.87)       (0.93)       (0.95)        (1.04)
                                                               -------       -------      -------      -------      --------
 Net increase (decrease) in net asset value                    $ (0.11)      $ (0.03)     $ (0.03)     $ (1.23)     $  (0.12)
                                                               -------       -------      -------      -------      --------
Net asset value, end of year                                   $ 12.22       $ 12.33      $ 12.36      $ 12.39      $  13.62
                                                               =======       =======      =======      =======      ========
Market value, end of year                                      $11.230       $11.400      $11.250      $10.250      $ 13.563
Total return*                                                     2.40%         9.13%       19.49%      (17.96)%        4.66%
Ratio of net expenses to average net assets+                      0.84%         0.92%        0.79%        0.88%         0.80%
Ratio of net investment income to average net assets+             7.15%         6.76%        7.55%        7.28%         7.53%
Portfolio turnover rate                                             43%           52%          48%          59%           51%
Net assets, end of period (in thousands)                       $90,334       $91,193      $91,380      $91,621      $100,567
Ratios with no reduction for fees paid indirectly:
 Net expenses                                                     0.84%         0.92%        0.79%        0.88%         0.80%
 Net investment income                                            7.15%         6.76%        7.55%        7.28%         7.53%

 * Assumes initial investment at market value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at market value at the end of each year.
 +   Ratios assuming no reduction for fees paid indirectly.
(a) As discussed in Note 4, the Fund began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $0.01. Increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.85% to 6.76%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES
     NOTES TO FINANCIAL STATEMENTS 12/31/02

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Interest Shares (the Fund), a Delaware business Trust, is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to provide interest income.

    The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

      Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Market discount and premium is accreted or amortized daily for financial reporting purposes. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    B. FEDERAL INCOME TAXES

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompany-

     PIONEER INTEREST SHARES
     NOTES TO FINANCIAL STATEMENTS 12/31/02                      (CONTINUED)

      ing financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

      At December 31, 2002 the Fund reclassified $225,683 to decrease accumulated net investment income, $4,561,893 to decrease accumulated realized loss on investments and $4,336,210 to decrease paid-in capital. The reclassification has no impact on the net asset value of the Fund and presents the Fund's capital accounts on a tax basis.

      The tax character of distributions paid during the year ended December 31, 2002 and 2001 were as follows:

------------------------------------------------------------
                                        2002         2001
DISTRIBUTIONS PAID FROM:
Ordinary Income                      $5,989,943   $6,433,667
Long-term capital gain                       --           --
                                     ----------   ----------
Total                                $5,989,943   $6,433,667
                                     ----------   ----------
------------------------------------------------------------

      The following shows components of distributable earnings on a federal income tax basis at December 31, 2002. These amounts do not include the capital loss carryforward.

-------------------------------------------------------------
                                                       2002
Undistributed ordinary income                        $     --
Undistributed long-term gain                               --
Unrealized appreciation                               285,376
                                                     --------
Total                                                $285,376
                                                     --------
-------------------------------------------------------------

      The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales and amortization of premium.

    C. DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

      All shareowners of the Fund are eligible to participate in the Dividend and Distribution Reinvestment Plan (the Plan). Under the Plan, participants will receive all dividends and distributions in full and fractional shares of the Fund in lieu of cash when shares are trading at or above net asset value. When shares are trading below net asset value, dividends and distributions will be paid in cash. When the Fund declares dividends or distributions, the number of shares to be credited to a participant's account or the cash to be

     PIONEER INTEREST SHARES

      distributed to a participant, determined as of the close of business of the New York Stock Exchange on the Dividend Valuation Date, is computed as follows: (a) if the last sales price of shares of the capital stock of the Fund is at or above net asset value, the Fund will issue new full and fractional shares (computed to three decimals) of capital stock at the greater of net asset value or 95% of such last sales price, to be credited to the participant's account; or (b) if the last sales price of shares of the capital stock of the Fund is below the net asset value, the Agent will distribute the dividends or distributions to the participant in cash. There are no brokerage or service fees chargeable to participants in the Plan; however, this Plan may be amended in the future to impose a service charge. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends and distributions paid in any taxable year. Dividends and distributions to shareowners are recorded as of the Dividend Valuation Date.

    D. SECURITY LENDING

      The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned and gain or loss in the fair value of the loan securities that may occur during the term of the loan will be for account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of cash collateral at period end is disclosed on the balance sheet. The Fund invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

    2. MANAGEMENT AGREEMENT

    Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $50 million and 0.50% of the excess over $50 million.

    In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2002, $50,956 was

     PIONEER INTEREST SHARES
     NOTES TO FINANCIAL STATEMENTS 12/31/02                      (CONTINUED)

    payable to PIM related to management fees, administrative fees and certain other services.

    3. TRANSFER AGENT

    Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with Mellon Investor Services LLC, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $27,820 in transfer agent fees due to PIMSS at December 31, 2002.

    4. CHANGE IN ACCOUNTING PRINCIPLE

    Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on debt securities. Prior to January 1, 2001, the Fund did not accrete discounts or amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $479,745 reduction in cost of securities and a corresponding $479,745 increase in net unrealized gains based on securities held by the Fund on January 1, 2001.

    The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $78,495, decrease change in net unrealized gains by $93,820 and increase net realized gain (loss) by $172,315. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

    5. CHANGE IN INDEPENDENT AUDITORS

    On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Fund. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Fund for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Fund, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     REPORT OF INDEPENDENT AUDITORS

     TO THE BOARD OF TRUSTEES AND SHAREOWNERS
     OF PIONEER INTEREST SHARES:
   -----------------------------------------------------------------------------

     We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Interest Shares (the "Fund") as of December 31, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the four years in the period then ended were audited by other auditors who have ceased operations and whose report dated February 15, 2002 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Interest Shares at December 31, 2002, and the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                    [Ernst & Young LLP]

Boston, Massachusetts
February 18, 2003

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     RESULTS OF SHAREOWNER MEETING

    On October 8, 2002, Pioneer Interest Shares held its annual meeting of shareowners to elect trustees and to vote on a proposal submitted by a shareholder. All trustees were elected; the shareholder proposal was not approved. Here are the detailed results of the votes.

    PROPOSAL 1 -- TO ELECT TRUSTEES.

      NOMINEE                AFFIRMATIVE   WITHHELD
      J.F. Cogan, Jr.         6,281,717    133,012
      D.T. Geraci             6,276,220    138,509
      M.K. Bush               6,276,506    138,223
      Dr. R. H. Egdahl        6,281,292    133,437
      M.B.W. Graham           6,284,982    129,747
      M.A. Piret              6,285,228    129,501
      S.K. West               6,277,553    137,176
      J. Winthrop             6,284,150    130,579

    PROPOSAL 2 -- TO APPROVE SHAREHOLDER PROPOSAL TO REQUEST THAT THE BOARD OF TRUSTEES TAKE THE NECESSARY STEPS TO HAVE THE FUND PURCHASE SHARES AT THE VALUE PREVAILING ON THAT DATE.

      AFFIRMATIVE             AGAINST    ABSTAIN
      803,446                3,022,033   239,602

    On December 3, the Board of Trustees adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures, which must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund additional information about the advance notice requirements or the other amendments to the by-laws.

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS
   INVESTMENT ADVISER
   Pioneer Investment Management, Inc.

   CUSTODIAN
   Brown Brothers Harriman & Co.

   INDEPENDENT AUDITORS
   Ernst & Young LLP

   LEGAL COUNSEL
   Hale and Dorr LLP

   SHAREOWNER SERVICES AND TRANSFER AGENT
   Pioneer Investment Management Shareholder Services, Inc.

   TRUSTEES AND OFFICERS
   The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

      ------------------------------------------------------------------------------------
      INTERESTED TRUSTEES
                                     POSITION HELD
         NAME, AGE AND ADDRESS       WITH THE FUND    TERM OF OFFICE AND LENGTH OF SERVICE
      John F. Cogan, Jr. (76)*      Chairman of the   Trustee since 1993.
                                    Board, Trustee    Serves until retirement or removal.
                                    and President

      * Mr. Cogan is an interested trustee because he is an officer or director of the
        Fund's investment advisor and certain of its affiliates.
      ------------------------------------------------------------------------------------
      Daniel T. Geraci (45)**       Trustee and       Trustee since October, 2001. Serves
                                    Executive Vice    until retirement or removal.
                                    President

      ** Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.

      ------------------------------------------------------------------------------------
      INDEPENDENT TRUSTEES
                                     POSITION HELD
         NAME, AGE AND ADDRESS       WITH THE FUND    TERM OF OFFICE AND LENGTH OF SERVICE
      Mary K. Bush (54)             Trustee           Trustee since 1997.
      3509 Woodbine Street,                           Serves until retirement or removal.
      Chevy Chase, MD 20815

      ------------------------------------------------------------------------------------
      Richard H. Egdahl, M.D. (76)  Trustee           Trustee since 1993.
      Boston University Healthcare                    Serves until retirement or removal.
      Entrepreneurship Program,
      53 Bay State Road,
      Boston, MA 02215

      ------------------------------------------------------------------------------------
      Margaret B.W. Graham (55)     Trustee           Trustee since 1993.
      1001 Sherbrooke Street West,                    Serves until retirement or removal.
      Montreal, Quebec, Canada

      -------------------------------------------------------------------------------------
      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
      Deputy Chairman and a Director of Pioneer    Director of Harbor Global Company, Ltd.
      Global Asset Management S.p.A. ("PGAM");
      Non-Executive Chairman and a Director of
      Pioneer Investment Management USA Inc.
      ("PIM-USA"); Chairman and a Director of
      Pioneer and the various Momentum Funds;
      Director, Pioneer Alternative Investments;
      Director and Chairman of the Supervisory
      Board of Pioneer Czech Investment Company,
      a.s.; President of all of the Pioneer
      Funds; and Of Counsel (since 2000, partner
      prior to 2000), Hale and Dorr LLP (counsel
      to PIM-USA and the Pioneer Funds)
      -------------------------------------------------------------------------------------
      Director and CEO-US of PGAM since November   None
      2001; Director, Chief Executive Officer and
      President of PIM-USA since October 2001;
      Director of Pioneer Investment Management
      Shareholder Services, Inc. ("PIMSS") since
      October 2001; President and a Director of
      Pioneer and Pioneer Funds Distributor, Inc.
      ("PFD") (Chairman) since October 2001;
      Executive Vice President of all of the
      Pioneer Funds since October 2001; President
      of Fidelity Private Wealth Management Group
      from 2000 through October 2001; and
      Executive Vice President-Distribution and
      Marketing of Fidelity Investments
      Institutional Services and Fidelity
      Investments Canada Ltd. prior to 2000

      -------------------------------------------------------------------------------------
      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
      President, Bush International                Director and/or Trustee of Brady
      (international financial advisory firm)      Corporation (industrial identification
                                                   and specialty coated material products
                                                   manufacturer), Mortgage Guaranty
                                                   Insurance Corporation, R.J. Reynolds
                                                   Tobacco Holdings, Inc. (tobacco) and
                                                   Student Loan Marketing Association
                                                   (secondary marketing of student loans)
      -------------------------------------------------------------------------------------
      Alexander Graham Bell Professor of Health    None
      Care Entrepreneurship, Boston University;
      Professor of Management, Boston University
      School of Management; Professor of Public
      Health, Boston University School of Public
      Health; Professor of Surgery, Boston
      University School of Medicine; and
      University Professor, Boston University
      -------------------------------------------------------------------------------------
      Founding Director, The Winthrop Group, Inc.  None
      (consulting firm); Professor of Management,
      Faculty of Management, McGill University

      ----------------------------------------------------------------------------------------
      INDEPENDENT TRUSTEES
         NAME, AGE AND ADDRESS         POSITION HELD       TERM OF OFFICE/LENGTH OF SERVICE
      Marguerite A. Piret (54)      Trustee              Trustee since 1994.
      One Boston Place, 28th                             Serves until retirement or removal.
      Floor,
      Boston, MA 02108

      ----------------------------------------------------------------------------------------
      Stephen K. West (74)          Trustee              Trustee since 1994.
      125 Broad Street,                                  Serves until retirement or removal.
      New York, NY 10004

      ----------------------------------------------------------------------------------------
      John Winthrop (66)            Trustee              Trustee since 1994.
      One North Adgers Wharf,                            Serves until retirement or removal.
      Charleston, SC 29401

      ----------------------------------------------------------------------------------------
      FUND OFFICERS
         NAME, AGE AND ADDRESS         POSITION HELD       TERM OF OFFICE/LENGTH OF SERVICE
      Joseph P. Barri (56)          Secretary            Since 1994.
                                                         Serves at the discretion of Board.
      ----------------------------------------------------------------------------------------
      Dorothy E. Bourassa (55)      Assistant Secretary  Since November, 2000.
                                                         Serves at the discretion of Board.

      ----------------------------------------------------------------------------------------
      Vincent Nave (57)             Treasurer            Since November, 2000.
                                                         Serves at the discretion of Board.

      ----------------------------------------------------------------------------------------
      Luis I. Presutti (37)         Assistant Treasurer  Since November, 2000.
                                                         Serves at the discretion of Board.

      ----------------------------------------------------------------------------------------
      Gary Sullivan (44)            Assistant Treasurer  Since May, 2002.
                                                         Serves at the discretion of Board.

      ----------------------------------------------------------------------------------------
      Alan Janson (31)              Assistant Treasurer  Since July, 2002.
                                                         Serves at the discretion of Board.

      ----------------------------------------------------------------------------------------------
       PRINCIPAL OCCUPATION DURING PAST FIVE YEARS              OTHER DIRECTORSHIPS HELD
      President and Chief Executive Officer,         None
      Newbury, Piret & Company, Inc. (investment
      banking firm)

      ----------------------------------------------------------------------------------------------
      Senior Counsel, Sullivan & Cromwell (law       Director, The Swiss Helvetia Fund, Inc.
      firm)                                          (closed-end investment company), and AMVESCAP
                                                     PLC (investment managers)

      ----------------------------------------------------------------------------------------------
      President, John Winthrop & Co., Inc. (private  None
      investment firm)

      ----------------------------------------------------------------------------------------------
       PRINCIPAL OCCUPATION DURING PAST FIVE YEARS              OTHER DIRECTORSHIPS HELD
      Partner, Hale and Dorr LLP; Secretary of all   None
      of the Pioneer Funds
      ----------------------------------------------------------------------------------------------
      Secretary of PIM-USA; Senior Vice              None
      President-Legal of Pioneer; and Secretary/
      Clerk of most of PIM-USA's subsidiaries since
      October 2000; Assistant Secretary of all of
      the Pioneer Funds since November 2000; Senior
      Counsel, Assistant Vice President and
      Director of Compliance of PIM-USA from April
      1998 through October 2000; Vice President and
      Assistant General Counsel, First Union
      Corporation from December 1996 through March
      1998

      ----------------------------------------------------------------------------------------------
      Vice President-Fund Accounting,                None
      Administration and Custody Services of
      Pioneer (Manager from September 1996 to
      February 1999); and Treasurer of all of the
      Pioneer Funds (Assistant Treasurer from June
      1999 to November 2000)

      ----------------------------------------------------------------------------------------------
      Assistant Vice President-Fund Accounting,      None
      Administration and Custody Services of
      Pioneer (Fund Accounting Manager from 1994 to
      1999); and Assistant Treasurer of all of the
      Pioneer Funds since November 2000

      ----------------------------------------------------------------------------------------------
      Fund Accounting Manager-Fund Accounting,       None
      Administration and Custody Services of
      Pioneer; and Assistant Treasurer of all of
      the Pioneer Funds since May 2002

      ----------------------------------------------------------------------------------------------
      Manager, Valuation Risk and Information
      Technology-Fund Accounting, Administration
      and Custody Services of Pioneer since March
      2002; and Assistant Treasurer of all of the
      Pioneer Funds since July 2002. Manager,
      Valuation Risk and Performance Reporting of
      Pioneer from June 2000 to February 2002;
      Member of Pioneer Pricing Group from 1996 to
      2000 (promoted to Manager in 1998)

      HOW TO CONTACT PIONEER

   We are pleased to offer a variety of convenient ways for you to contact Mellon for assistance or information.

    YOU CAN CALL MELLON INVESTOR SERVICES LLC FOR:

    ACCOUNT INFORMATION                                    1-800-288-9541

    TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)           1-800-231-5469

    OR WRITE TO MELLON INVESTOR SERVICES LLC:

      FOR                                          WRITE TO
      General inquiries, lost dividend checks      P.O. Box 3315
                                                   South Hackensack, NJ
                                                   07606-1915
      Change of address, account consolidation     P.O. Box 3316
                                                   South Hackensack, NJ
                                                   07606-1916
      Lost stock certificates                      P.O. Box 3317
                                                   South Hackensack, NJ
                                                   07606-1917
      Stock transfer                               P.O. Box 3312
                                                   South Hackensack, NJ
                                                   07606-1912
      Dividend reinvestment plan (DRIP)            P.O. Box 3338
                                                   South Hackensack, NJ
                                                   07606-1938

[Pioneer Logo]

PIONEER INVESTMENT MANAGEMENT, INC.                                12965-00-0203

60 STATE STREET                         (c) 2003 PIONEER FUNDS DISTRIBUTOR, INC.

BOSTON, MASSACHUSETTS 02109     UNDERWRITER OF PIONEER MUTUAL FUNDS, MEMBER SIPC

WWW.PIONEERFUNDS.COM                      RECYCLE LOGO PRINTED ON RECYCLED PAPER